Income Taxes	6 Months Ended
Jun. 30, 2026
Income Taxes [Abstract]
INCOME TAXES
8.	INCOME TAXES

Yueda is a tax-exempted company incorporated in the Cayman Islands.

Robust Achievement is subject to Hong Kong tax law. According to the Inland Revenue (Amendment) (No. 3) Ordinance 2018 published by Hong Kong government, the two-tiered profits tax rates regime applies to years of assessment commencing on or after April 1, 2018. Under this regime, the profits tax rate for the first HK$2.0 million of assessable profits will be lowered to 8.25% (half of the rate specified in Schedule 8 to the Inland Revenue Ordinance (IRO)) for corporations and 7.5% (half of the standard rate) for unincorporated businesses (mostly partnerships and sole proprietorships). Assessable profits above HK$2.0 million will continue to be subject to the rate of 16.5% for corporations and standard rate of 15% for unincorporated businesses.

AirNet Ohio is incorporated in the U.S. and is subject to federal income taxes for its business operation in the U.S., with a federal statutory tax rate of 21%. The State of Ohio does not impose a traditional corporate income tax; instead, it levies the Commercial Activity Tax (“CAT”), a privilege tax computed based on taxable gross-receipts rather than taxable income. AirNet Ohio had no taxable income and no Ohio-sourced taxable gross receipts during the six months ended June 30, 2026, resulting in no CAT liability for this period.

The components of the Company’s income before income taxes for the six months ended June 30, 2025 and 2026 are as follows:

	For the Six Months ended June 30,
	2025	2026
	(Unaudited)	(Unaudited)

Domestic (Cayman Islands)	$(1,674)	$(1,177)
Federal	(338)	(1)
Foreign	61	(59,618)
Total loss before income taxes	$(1,951)	$(60,796)

Income tax expenses are as follows:

	For the six months ended June 30,
	2025	2026
	(Unaudited)	(Unaudited)
Income tax expenses:
Current	$5	$—
Deferred	—	—
	$5	$—

The principal components of the Group’s deferred income tax assets are as follows:

	As of December 31,	As of June 30,
	2025	2026
		(unaudited)
Deferred tax assets:
Net operating loss carry forwards	$4,386	$6,267
Valuation allowance	(4,386)	(6,267)
Total deferred tax assets, net	$—	$—

As of June 30, 2026, the Company had net operating losses carry forward of approximately $75.3 million from its U.S. and Hong Kong subsidiaries (indefinite carryforward period). No net operating losses were available from Cayman jurisdiction. We recorded an increase of approximately $1.9 million in the valuation allowance during the six months. Management assessed positive evidence (e.g., capital raises, commencement of mining operations) and negative evidence (history of losses, limited operating history, BTC price volatility). Given the uncertainty of generating sufficient taxable income in the near term, a full valuation allowance continues to be recorded against the deferred tax assets.

Due to the limited operating history of the U.S. and HK subsidiaries, the Company is uncertain when these net operating losses can be utilized. As a result, the Company provided a 100% allowance on deferred tax assets on net operating losses of approximately $6.3 million related to its U.S. and HK subsidiaries as of June 30, 2026.